Exhibit 99.2

               FOURTH AMENDMENT TO SENIOR SECURED, SUPER-PRIORITY
               --------------------------------------------------
                      DEBTOR-IN-POSSESSION CREDIT AGREEMENT
                      -------------------------------------

               This FOURTH AMENDMENT, dated as of October 16, 2003 (this "Amendment"), to the DIP Credit Agreement referred to below is by and among
 ---------
AGWAY, INC., a Delaware corporation, FEED COMMODITIES INTERNATIONAL LLC, a Delaware limited liability company, BRUBAKER AGRONOMIC CONSULTING SERVICE LLC, a Delaware limited liability company, AGWAY GENERAL AGENCY, INC., a New York corporation, COUNTRY BEST ADAMS, LLC, a Delaware limited liability company, COUNTRY BEST-DEBERRY LLC, a Delaware limited liability company, AGWAY ENERGY PRODUCTS LLC, a Delaware limited liability company, AGWAY ENERGY SERVICES-PA, INC. ("AESPA"), a Delaware corporation, and AGWAY ENERGY SERVICES, INC. ("AES"),
       -----                                                              ---
a Delaware corporation, as Borrowers (the "Borrowers"), THE OTHER CREDIT PARTIES
                                           ---------
SIGNATORY  THERETO (the "Credit  Parties"),  the lenders  signatory thereto from
                         ---------------
time to time (the "Lenders"), and GENERAL ELECTRIC CAPITAL CORPORATION, as Agent
                   -------
("Agent") and as a Lender.
  -----

                               W I T N E S S E T H
                               - - - - - - - - - -

               WHEREAS, Borrowers, the Credit Parties, the Lenders and Agent are parties to that certain Senior Secured, Super-Priority Debtor-in-Possession Credit Agreement, dated as of October 4, 2002 (including all annexes, exhibits and schedules thereto, and as amended, supplemented or otherwise modified from time to time, the "DIP Credit Agreement"); and
                   --------------------

               WHEREAS, the Agent and Requisite Lenders have agreed to amend the DIP Credit Agreement, in the manner, and on the terms and conditions, provided for herein.

               NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

               1.  Definitions.  Capitalized  terms not otherwise defined herein
                   -----------
shall have the meanings  ascribed to them in the DIP Credit Agreement or Annex A
                                                                         -------
thereto.

               2.  Waiver.  (a) Agent and Requisite  Lenders hereby waive, as of
                   ------
the Effective Date (as defined below), all Events of Default arising solely from Borrowers' failure to (i) comply with the Financial Covenants referenced in
Section  6.10 of the DIP Credit  Agreement  and set forth in Annex G, clause (b)
-------------                                                -------  ----------
(Minimum EBITDA (Agway Operations)) thereof for the Fiscal Months ended June 30, 2003, July 31, 2003, August 31, 2003 and September 30, 2003, respectively, (ii) deliver the reports and notices referenced in Section 4.1(a) of the DIP Credit
                                               ---------------
Agreement and set forth in Annex E, clause (c)(i)  (Operating Plans) thereof for
                           ----------------------
the Fiscal Year ended June 30, 2003 and (iii) deliver the reports and notices referenced in Section 4.1(a) of the DIP Credit Agreement and set forth in Annex
              --------------                                               -----
E, clause (d) (Annual Audited Financials) thereof for the Fiscal Year ended June
-  ----------
30, 2003 provided that Borrowers  shall have delivered to Agent and Lenders such
         --------
reports and notices for the Fiscal Year on or prior to October 30, 2003 and (b) Borrowers have also notified the Agent that Borrowers will reduce the Revolving Loan Commitment and the L/C Sublimit to an amount equal to $65,000,000 on the Effective Date. Agent and Lenders hereby waive, as of the Effective Date, the requirements that Borrowers (i) comply with Section 1.3(c)(ii) of the DIP Credit
                                            ------------------
Agreement as a result of such reduction and (ii) pay to the Agent, for the benefit of Lenders, the prepayment fee required pursuant to Section 1.9(c) of
                                                               --------------
the DIP Credit Agreement for reducing the Revolving Loan Commitment.

               3.  Amendment  to  Section  1.3(c) of the DIP  Credit  Agreement.
                   ---------      ----------------------------------------------
Section 1.3(c) of the DIP Credit Agreement is hereby amended as of the Effective
--------------
Date by deleting such Section  1.3(c) in its entirety and  substituting  in lieu
                      ---------------
thereof the following new Section 1.3(c):
                          --------------

                    "(c) Application of Certain Mandatory Prepayments.
                         --------------------------------------------
                    Any prepayments made by any Borrower pursuant to Sections 1.3(b)(ii) or (b)(iii) above shall be
                    ----------------------------------
                    applied as  follows:  first,  to repay in full the
                                          -----
                    outstanding   principal,   accrued  interest,  and
                    accrued fees and expenses, if any, owing to Prior Lenders under the Pre-Petition Loan Agreement; second, to Fees and reimbursable expenses of Agent
                    ------
                    then due and payable pursuant to any of the Loan Documents; third, to interest then due and payable
                               -----
                    on the Swing Line Loan;  fourth,  to the principal
                                             ------
                    balance of the Swing Line Loan outstanding until the same has been repaid in full; fifth, to
                                                            -----
                    interest then due and payable on Revolving Credit Advances; sixth, to the principal balance of
                               -----
                    Revolving Credit Advances outstanding until the same has been paid in full; and last, to the
                                                         ----
                    extent excess proceeds remain after application as provided above, Borrowers shall retain such excess proceeds for working capital and general corporate purposes. Neither the Revolving Loan Commitment nor the Swing Line Commitment shall be permanently reduced by the amount of any such prepayments."

               4.  Amendment to Annex A of the DIP Credit  Agreement. Annex A of
                   -------------------------------------------------  -------
the DIP Credit Agreement is hereby amended of as the Effective Date by adding or, as the case may be, by deleting such definition in its entirety and substituting in lieu thereof, the following new definition to such Annex A in
                                                                      -------
appropriate alphabetical order:

                  ""EBITDA" means, with respect to any Person for  any
                    ------
                    fiscal period, without duplication, an amount equal to (a) consolidated net income of such Person for such period determined in accordance with GAAP, minus (b) the sum of (i) income tax
                                 -----
                    credits, (ii) interest income, (iii) gain from extraordinary items for such period, (iv) any aggregate net gain (but not any aggregate net loss) during such period arising from the sale, exchange or other disposition of capital assets by such Person (including any fixed assets, whether tangible or intangible, all inventory sold in conjunction with the disposition of fixed assets and all securities), and (v) any other non-cash gains (including pension income) that have been added in determining consolidated net income, in each case to the extent included in the calculation of consolidated net income of such Person for such period in accordance with GAAP, but without duplication, plus (c) for any period
                                               ----
                    ending on or before (i) March 31, 2003, up to $53,000,000 of non-cash charges and (ii) June 30, 2003, an additional amount of up to $34,000,000 of non-cash charges, in each case solely for purposes of calculating compliance with the financial covenants set forth in Section 6.10 and Annex G,
                                            -------------     -------
                    and (d) the sum of (i) any provision for income taxes, (ii) Interest Expense, (iii) loss from extraordinary items for such period, (iv) the amount of depreciation and amortization for such period, (v) amortized debt discount for such period, (vi) the amount of any deduction to consolidated net income as the result of any grant to any members of the management of such Person of any Stock, in each case to the extent included in the calculation of consolidated net income of such Person for such period in accordance with GAAP, but without duplication and (vii) Restructuring Charges for such period. For purposes of this definition, the following items shall be excluded in determining consolidated net income of a
                    Person: (1) the income (or deficit) of any other Person accrued prior to the date it became a Subsidiary of, or was merged or consolidated into, such Person or any of such Person's Subsidiaries;
                    (2) the income (or deficit) of any other Person (other than a Subsidiary) in which such Person has an ownership interest, except to the extent any such income has actually been received by such Person in the form of cash dividends or distributions; (3) the undistributed earnings of any Subsidiary of such Person to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary is not at the time permitted by the terms of any contractual obligation or requirement of law applicable to such Subsidiary; (4) any restoration to income of any contingency reserve, except to the extent that provision for such reserve was made out of income accrued during such period; (5) any write-up of any asset; (6) any net gain from the collection of the proceeds of life insurance policies; (7) any net gain arising from the acquisition of any securities, or the extinguishment, under GAAP, of any Indebtedness, of such Person, (8) in the case of a successor to such Person by consolidation or merger or as a transferee of its assets, any earnings of such successor prior to such consolidation, merger or transfer of assets, and
                    (9) any deferred credit representing the excess of equity in any Subsidiary of such Person at the date of acquisition of such Subsidiary over the cost to such Person of the investment in such Subsidiary."

                    ""Fourth Amendment  Effective Date" means the date
                      --------------------------------
                    on which each of the conditions precedent to the effectiveness of the Fourth Amendment to this Agreement have been satisfied in accordance therewith."

               5.  Amendment to Annex B of the DIP Credit  Agreement. Annex B of
                   -------------------------------------------------  -------
the DIP Credit Agreement is hereby amended as of the Effective Date by deleting clauses (c)(i),(ii) and (iv)of such Annex B in their entirety and substituting
-------------------      ----        -------
in lieu thereof the following new clauses (c)(i),(ii) and (iv):
                                  -------------------     ----

                  "(c)     Cash Collateral.
                           ---------------

                    (i) Commencing on the Fourth Amendment Effective Date, Borrowers shall provide to Agent, for the ratable benefit of itself and Revolving Lenders, cash collateral for all outstanding Letter of Credit Obligations consisting of cash or cash equivalents acceptable to Agent ("Cash
                                                                  ----
                    Equivalents")  in an  amount  equal to 108% of the
                    -----------
                    maximum amount then available to be drawn under each applicable Letter of Credit outstanding for the benefit of such Borrower. Such funds or Cash Equivalents shall be held by Agent in that certain cash collateral account maintained at JPMorgan Chase Bank, Account No. 550142622 (the "Cash
                                                                  ----
                    Collateral Account") which Cash Collateral Account
                    ------------------
                    is subject to that certain Blocked Account Control Agreement, dated as of November 29, 2002 ("Blocked
                                                               -------

                    Control Account  Agreement"),  by and among Agway,
                    --------------------------
                    Inc., General Electric Capital Corporation, as agent for itself and lenders and JPMorgan Chase Bank (the "Depositary"). To the extent the
                                  ----------
                    Depositary does not deliver the regular monthly bank statements to Agent as required by the Blocked Control Account Agreement, Borrowers shall, within five (5) business days after receipt thereof by any Borrower, deliver such monthly bank statements to Agent. The Cash Collateral Account shall be pledged to, and subject to the control of, Agent, for the benefit of Agent and the Revolving Lenders, in a manner satisfactory to Agent. Each Borrower hereby pledges and grants to Agent, on behalf of itself and the Lenders, a security interest in all such funds and Cash Equivalents held in the Cash Collateral Account from time to time and all proceeds thereof, as security for the payment of all amounts due in respect of the Letter of Credit Obligations and other Obligations, whether or not then due. This Agreement, including this Annex B, shall
                                                    ---------
                    constitute a security agreement under applicable law. Each of the Agent and the Lenders agree that promptly following the expiration, termination or cancellation of any Letter of Credit which has been cash collateralized in accordance with this Agreement, Agent shall release to the applicable Borrower funds from the Cash Collateral Account in an amount equal to 108% of the maximum amount then available to be drawn under such Letter of Credit.

                    (ii) If any Letter of Credit Obligations, whether or not then due and payable, shall for any reason be outstanding on the Commitment Termination Date, Borrowers shall either (A) provide cash collateral therefor in the manner described above, or (B) cause all such Letters of Credit and guaranties thereof, if any, to be canceled and returned, or
                    (C) deliver a stand-by letter (or letters) of credit in guaranty of such Letter of Credit Obligations, which stand-by letter (or letters) of credit shall be of like tenor and duration (plus 30 additional days) as, and in an amount equal to 108% of, the aggregate maximum amount then available to be drawn under, the Letters of Credit to which such outstanding Letter of Credit Obligations relate and shall be issued by a Person, and shall be subject to such terms and conditions, as are satisfactory to Agent in its sole discretion.

                    (iv) No Borrower nor any Person claiming on behalf of or through any Borrower shall have any right to withdraw any of the funds or Cash Equivalents held in the Cash Collateral Account, except that upon the termination of all Letter of Credit Obligations and the payment of all amounts payable by Borrowers to Agent and Lenders in respect thereof, any funds remaining in the Cash Collateral Account shall be applied to other Obligations then due and owing and upon payment in full of such Obligations, any remaining amount shall be paid to Borrowers or as otherwise required by law. Interest, if any, earned on deposits in the Cash Collateral Account shall be for the account of Borrowers, and any such interest shall be returned to Borrowers on a monthly basis."

               6.  Amendment to Annex E of the DIP Credit Agreement.  Annex E of
                   ------------------------------------------------   -------
the DIP Credit Agreement is hereby amended of as the Effective Date by deleting clause (c) of such Annex E in its entirety and substituting in lieu thereof, the
------  -          -------
following new clause (c):
          --------------

                  "(c) Intentionally Omitted."

               7.  Amendment to Annex F of the DIP Credit  Agreement. Annex F of
                   -------------------------------------------------  -------
the DIP Credit Agreement is hereby amended as of the Effective Date by deleting clauses (b),(c),(d), (e) and (f) of such Annex F in their entirely and
-------  --- --- ---   ---       ---           --------
substituting in lieu thereof the following new clauses (b), (c),  (d),  (e)  and
                                               ------- ---  ---   ---   ---
(f):
---

                    "(b) With respect to the Agway Country Products Group Business Unit (as designated on the Agway financial statements), the Agronomy business, Agway Energy Business Unit (as designated on the Agway financial statements) and the Feed business, to Agent, upon its request, and in any event no less frequently than 10 Business Days after the end of each calendar Month, beginning on October 31, 2003, a Borrowing Base Certificate, in each case accompanied by such supporting detail and documentation as shall be requested by Agent in its reasonable discretion.

                    (c) Intentionally Omitted.

                    (d) Intentionally Omitted.

                    (e) Intentionally Omitted.

                    (f) Intentionally Omitted."

               8.  Amendment to Annex G of the DIP Credit Agreement.  Annex G of
                   ------------------------------------------------   -------
the DIP Credit Agreement is hereby amended as of the Effective Date by deleting clauses (b),(c) and (d) of such Annex G in their entirely and substituting in
---------------      ---         -------
lieu thereof the following new clauses (b), (c) and (d):
                               ----------------     ---

                     "(b) Minimum EBITDA (Agway Operations).  Borrowers
                          ---------------------------------
                     and their Subsidiaries (excluding all Telmark Entities) on a consolidated basis shall have, at the end of each Fiscal Month set forth below, EBITDA for the 12-month period then ended of not less than the following:

                           Period                               EBITDA
                           ------                               ------
                      October 31, 2002                         12,100,000
                      November 30, 2002                        12,100,000
                      December 31, 2002                        12,600,000
                      January 31, 2003                         15,400,000
                      February 28, 2003                        16,900,000
                       March 31, 2003                          20,400,000
                       April 30, 2003                          19,100,000
                        May 31, 2003                           18,600,000
                        June 30, 2003                          21,700,000
                        July 31, 2003                          22,200,000
                       August 31, 2003                         22,900,000
                     September 30, 2003                        23,800,000


                  (c) Minimum EBITDA (Energy). The Agway Energy Business Unit
                      -----------------------
                  (as designated on the Agway financial statements) on a consolidated basis shall have, at the end of each Fiscal Month set forth below, EBITDA for the 12-month period then ended of not less than the following:

                           Period                               EBITDA
                           ------                               ------
                      October 31, 2002                         18,000,000
                      November 30, 2002                        17,800,000
                      December 31, 2002                        19,100,000
                      January 31, 2003                         21,700,000
                      February 28, 2003                        23,000,000
                       March 31, 2003                          24,200,000
                       April 30, 2003                          23,100,000
                        May 31, 2003                           22,000,000
                        June 30, 2003                          24,100,000
                        July 31, 2003                          24,000,000

                       August 31, 2003                         23,800,000
                     September 30, 2003                        23,700,000


                  (d) Intentionally Omitted."

               9.  Amendment to Annex J of the DIP Credit Agreement.  Annex J of
                   ------------------------------------------------   -------
the DIP Credit Agreement is hereby amended of as the Effective Date by deleting Annex J in its entirety and substituting in lieu thereof Annex J attached
----- -                                                        ----- -
hereto.

               10.  Representations and Warranties.  To induce Agent and Lenders
                    ------------------------------
to enter into this Amendment, Borrowers hereby represent and warrant that:

                   (a) The execution, delivery and performance by Borrowers of this Amendment (i) are within Borrowers' respective corporate powers, (ii) has been duly authorized by all necessary corporate and shareholder action, (iii) is not in contravention of any provision of any Borrower's charter or bylaws or equivalent organizational documents, (iv) does not violate any law or regulation, or any order or decree of any court or Governmental Authority, (v) does not conflict with or result in the breach or termination of, constitute a default under or accelerate or permit the acceleration of any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which any Borrower is a party or by which any Borrower or any of its property is bound; and (vi) does not require the consent or approval of any Governmental Authority or any other Person.

                   (b) This Amendment has been duly executed and delivered by or on behalf of Borrowers.

                   (c) This Amendment constitutes a legal, valid and binding obligation of Borrowers, enforceable against each of them in accordance with its terms.

                   (d) No Default or Event of Default has occurred and is continuing after giving effect to this Amendment.

                   (e) No action, claim or proceeding is now pending or, to the knowledge of Borrowers, threatened against Borrowers, at law, in equity or otherwise, before any court, board, commission, agency or instrumentality of any federal, state, or local government or of any agency or subdivision thereof, or before any arbitrator or panel of arbitrators, which challenges Borrowers' right, power, or competence to enter into this Amendment or, to the extent applicable, perform any of their obligations under this Amendment, the DIP Credit Agreement or any other Loan Document, or the validity or enforceability of this Amendment, the DIP Credit Agreement or any other Loan Document or an action taken under this Amendment, the DIP Credit Agreement or any other Loan Document or except for items on Disclosure Schedule (3.13) or notifications sent
                                -------------------------
to Agent since the Closing Date, which if determined adversely, is reasonably likely to have or result in a Material Adverse Effect after giving effect to this Amendment. Except for items on Disclosure Schedule (3.13) or notifications
                                     --------------------------
sent to Agent since the Closing Date, to the knowledge of Borrowers, there does not exist a state of facts which is reasonably likely to give rise to such proceedings.

                   (f) The representations and warranties of the Borrowers contained in the DIP Credit Agreement and each other Loan Document shall be true and correct on and as of the Effective Date (as hereinafter defined) with the same effect as if such representations and warranties had been made on and as of such date, except that any such representation or warranty which is expressly made only as of a specified date need be true only as of such date.

               11.  No Other  Amendments/Waivers. Except as  expressly  provided
                    ----------------------------
herein, (i) the DIP Credit Agreement shall be unmodified and shall continue to be in full force and effect in accordance with its terms and (ii) this Amendment shall not be deemed a waiver of any term or condition of any Loan Document and shall not be deemed to prejudice any right or rights which the Agent or any Lender may now have or may have in the future under or in connection with any Loan Document or any of the instruments or agreements referred to therein, as the same may be amended from time to time.

               12.  Outstanding  Indebtedness.  Each of the  Borrowers and other
                    -------------------------
Credit Parties hereby acknowledges and agrees that as of October 8, 2003 the aggregate outstanding principal amount of the Revolving Loan is $35,813,781.08 and that such principal amount is payable pursuant to the DIP Credit Agreement without defense, offset, withholding, counterclaim or deduction of any kind.

               13. Expenses. Except to the extent specifically waived in Section
                   --------                                              -------
2(b) of this Amendment, Borrowers hereby reconfirm their obligations pursuant to
----
Sections 1.9 and 11.3 of the DIP Credit Agreement to pay and reimburse Agent and
-------- ---     ----
the Lenders for all reasonable costs and expenses (including, without limitation, reasonable fees of counsel) incurred in connection with the negotiation, preparation, execution and delivery of this Amendment and all other documents and instruments delivered in connection herewith.

               14.  Effectiveness.  This Amendment shall become  effective as of
                    -------------
the date hereof (the  "Effective  Date") only upon  satisfaction  in full in the
                       ---------------
judgment of Agent of each of the following conditions:

                     (a)  Amendment.  Agent shall have received six (6) original
                          ---------
copies of this Amendment duly executed and delivered by Agent, the Requisite Lenders and Borrowers.

                     (b)  Cash  Collateral.   Borrowers  shall   have       cash
                          ----------------
collateralized all Letter of Credit Obligations outstanding as of the date hereof in accordance with Annex B, clause (c)(i) of the DIP Credit Agreement
                           ------------------------
(as amended by this Amendment) and shall have deposited all such amounts into the Cash Collateral Account as required by Annex B, clause (c)(i) of the DIP
                                             ----------------------
Credit  Agreement  (as amended by this Amendment).

                     (c) Payment   of   Amendment   Fee   and   Expenses.    (a)
                         -----------------------------------------------
a non-refundable amendment fee in an amount equal to $40,000 to Agent for the benefit of Lenders on the Effective Date and (b) Borrowers shall have paid to Agent all costs, fees and expenses invoiced and owing in connection with this Amendment and the other Loan Documents and due to Agent (including, without limitation, reasonable legal fees and expenses).

                    (d) Representations and Warranties. The representations  and
                        ------------------------------
warranties of or on behalf of the Borrowers in this Amendment shall be true and correct on and as of the Effective Date.

               15.  GOVERNING  LAW.  THIS  AMENDMENT  SHALL BE GOVERNED  BY, AND
                    --------------
INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

               16.  Counterparts.  This Amendment may be executed by the parties
                    ------------
hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                            (SIGNATURE PAGE FOLLOWS)

               IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

                          BORROWERS


                          AGWAY, INC.
                          FEED COMMODITIES INTERNATIONAL LLC
                          BRUBAKER AGRONOMIC CONSULTING SERVICE LLC
                          COUNTRY BEST-DEBERRY LLC
                          AGWAY ENERGY PRODUCTS LLC
                          AGWAY ENERGY SERVICES-PA, INC.
                          AGWAY ENERGY SERVICES, INC.
                          COUNTRY BEST ADAMS, LLC
                          AGWAY GENERAL AGENCY, INC.


                          By:       /s/ Karen J. Ohliger
                                    --------------------------------------------
                          Name:         Karen J. Ohliger
                                    --------------------------------------------
                          Title:        Treasurer
                                    --------------------------------------------

                                 LENDERS

                                 COBANK, ACB


                                 By:   /s/ Kenneth E. Hide
                                       -----------------------------------------
                                 Name:     Kenneth E. Hide
                                       -----------------------------------------
                                 Title:    Vice President
                                       -----------------------------------------


                                 COOPERATIEVE CENTRALE
                                 RAIFFEISEN-BOERENLEENBANK
                                 B.A., "Rabobank Nederland" New York
                                 Branch


                                 By:   /s/ Ian Reece       /s/ John McMahon
                                       -----------------------------------------
                                 Name:     Ian Reece           John McMahon
                                       -----------------------------------------
                                 Title:  Managing Director    Executive Director
                                       -----------------------------------------


                                 GMAC BUSINESS CREDIT, LLC


                                 By:   /s/ Kathryn Williams
                                       -----------------------------------------
                                 Name:     Kathryn Williams
                                       -----------------------------------------
                                 Title:    Senior Vice President
                                       -----------------------------------------


                                 GENERAL ELECTRIC CAPITAL
                                 CORPORATION, as Agent and Lender


                                 By:   /s/ Pieter Smit
                                       -----------------------------------------
                                 Name:     Pieter Smit
                                       -----------------------------------------
                                 Title:   Its Duty Authorized Signatory

                 ANNEX J (FROM ANNEX A - COMMITMENTS DEFINITION)
                               --------------------------------
                                       TO
                              DIP CREDIT AGREEMENT
                              --------------------

                                            "Lender(s)
                                            ----------
Revolving Loan Commitment
(including a Swing Line Commitment
of $10,000,000)
$27,857,142.86                              General Electric Capital Corporation

Revolving Loan Commitment
$19,314,285.71                              CoBank, ACB

Revolving Loan Commitment
$8,542,857.14                               Cooperatieve Centrale Raiffeisen-
                                            Boerenleenbank B.A., "Rabobank
                                            Nederland", New York Branch

Revolving Loan Commitment
$9,285,714.29                               GMAC Business Credit, LLC"